EXHIBIT 10.59

PLS REGULAR FACILITY	EXECUTION

AMENDMENT NO. 2  TO

THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement, dated as of December 20, 2017 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (a “Committed Buyer” and a “Buyer”), Alpine Securitization LTD (a “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC  (the  “Guarantor”).

RECITALS

The Administrative Agent,  the Buyers, the Seller and the Guarantor are parties to that certain Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017 (as amended by Amendment No. 1 dated as of June 1, 2017,  the “Existing Repurchase Agreement”, and as amended by this Amendment, the “Repurchase Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of April 28, 2017,  by the Guarantor in favor of Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1    adding the following definitions of “Aged 360 GNMA EBO”  and “Submitted GNMA EBO” in proper alphabetical order:

“Aged 360 GNMA EBO” means a GNMA EBO which has been subject to a Transaction hereunder for a period of greater than 360 days.

“Submitted GNMA EBO” means a GNMA EBO which is subject to a Transaction hereunder and for which a claim has been submitted to HUD.

SECTION 2.    Program; Initial of Transactions. Section 3 of the Existing Repurchase Agreement is hereby amended by deleting subsection (g) thereof in its entirety and replacing it with the following:

(g)  Agent shall act as agent solely with respect to performance of the following duties, in each case, on behalf of Buyers to the extent contemplated by Section 14.hh: (i) receiving from HUD and VA all amounts with respect to all Purchased Mortgage Loans, (ii) maintaining the GNMA Account, (iii) taking such actions as Agent deems appropriate to administer the GNMA Account, and (iv) acting as mortgagee of record with respect to each Submitted GNMA EBO and Aged 360 GNMA EBO pursuant to Section 14.hh hereof.  The Agent shall have no duties or responsibilities except those expressly set forth in this Section 3.g.

SECTION 3.    Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by deleting subsection (hh) thereof in its entirety and replacing it with the following:

hh.  GNMA EBO.

(a)  With respect to any GNMA EBO that is not (i) an Aged 360 GNMA EBO or (ii) a Submitted GNMA EBO, Seller shall remain, on the FHA Connect system, the mortgagee of record with respect to such GNMA EBO.  With respect to any Purchased Mortgage Loan that is an Aged 360 GNMA EBO and prior to any GNMA EBO becoming a Submitted GNMA EBO, Seller shall transfer the mortgagee of record on the FHA Connect system to Agent; provided, further, following the occurrence of an Event of Default, Seller shall transfer the mortgagee of record on the FHA Connect system to Agent with respect to each Purchased Mortgage Loan that is a GNMA EBO.  Notwithstanding this subsection (a), in the event of receipt of any proceeds from HUD with respect to any Purchased Mortgage Loan that is a GNMA EBO, Seller shall remit such amounts within four (4) Business Days to the GNMA Account pursuant to the definition of “GNMA Account”. To the extent HUD deducts any amounts owing by Seller to HUD, Seller shall deposit, within four (4) Business Days following notice or knowledge of such deduction by HUD, such deducted amounts into the applicable GNMA Account.  On each Price Differential Payment Date, Seller shall instruct Securities Intermediary to remit all amounts on deposit in any GNMA Account to the Securities Account for distribution in accordance with the Securities Account Control Agreement.

(b)  With respect to each Aged 360 GNMA EBO and Submitted GNMA EBO, Seller shall cause Agent to be designated as mortgagee of record on the FHA Connect system under mortgagee number 34522, and shall submit all claims to HUD under such applicable number for remittance of amounts to the GNMA Account pursuant to the definition of “GNMA Account”.  On each Price Differential Payment Date, Seller shall instruct Securities Intermediary to remit all amounts on deposit in any GNMA Account to the Securities Account for distribution in accordance with the Securities Account Control Agreement.

(c)  Seller shall cooperate and do all things deemed necessary or appropriate by Agent to effectuate the steps as contemplated in this Section 14.hh.

SECTION 4.    Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”),  subject to the satisfaction of the following conditions precedent:

4.1    Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)    this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor;

(b)    Amendment No. 2 to Second Amended and Restated Pricing Side Letter, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

(c)    such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 5.    Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of Repurchase Agreement.

SECTION 6.    Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.    Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 8.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 10.  Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to Administrative Agent and Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
	Name:	Dominic Obaditch
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Buyer and as a Buyer

By:	/s/ Patrick J. Hart
	Name:	Patrick J. Hart
	Title:	Authorized Signatory

By:	/s/ Elie Chau
	Name:	Elie Chau
	Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney- in-Fact

By:	/s/ Patrick J. Hart
	Name:	Patrick J. Hart
	Title:	Vice President

By:	/s/ Elie Chau
	Name:	Elie Chau
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

Signature Page to Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement